Schedule of Investments
July 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–97.87%
China–70.80%
Alibaba Group Holding Ltd.(a)	44,000	$1,385,689
Alibaba Group Holding Ltd., ADR(a)	25,397	6,375,155
Asia Cement China Holdings Corp.	747,000	846,531
Autohome, Inc., ADR	20,000	1,753,000
China Animal Healthcare Ltd.(b)	349,000	0
China Mobile Ltd.	549,000	3,742,229
Dali Foods Group Co. Ltd.(c)	844,500	515,846
JD.com, Inc., ADR(a)	88,511	5,646,117
Jiangsu Hengrui Medicine Co. Ltd., A Shares	160,700	2,174,007
Jiangsu Hengrui Medicine Co. Ltd., A Shares	39,600	535,723
Meituan Dianping, B Shares(a)	153,800	3,814,240
MicroPort Scientific Corp.	409,000	1,976,859
Minth Group Ltd.	432,000	1,288,679
NetEase, Inc., ADR	8,499	3,896,112
Qingdao Port International Co. Ltd., H Shares(c)	1,770,000	1,002,859
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	1,560,000	3,968,878
Sino Biopharmaceutical Ltd.	1,957,500	2,534,851
Stella International Holdings Ltd.	333,000	324,172
Sun Art Retail Group Ltd.	1,876,000	2,600,468
Tencent Holdings Ltd.	117,000	8,009,192
Towngas China Co. Ltd.(a)	1,632,000	786,017
Uni-President China Holdings Ltd.	2,613,000	2,834,688
Weibo Corp., ADR(a)	107,353	3,710,120
		59,721,432
Hong Kong–3.32%
AIA Group Ltd.	262,600	2,353,272
Ajisen (China) Holdings Ltd.	734,000	117,522
Pou Sheng International (Holdings) Ltd.(a)	1,524,000	332,601
		2,803,395
Shares		Value
India–6.52%
Bharti Airtel Ltd.(a)	48,695	$361,594
Infosys Ltd.	268,383	3,458,509
Tata Consultancy Services Ltd.	54,966	1,678,785
		5,498,888
South Korea–8.02%
NAVER Corp.	4,972	1,258,039
NCSoft Corp.	2,556	1,741,042
Samsung Electronics Co. Ltd.	77,323	3,763,481
		6,762,562
Taiwan–9.21%
Asustek Computer, Inc.	95,000	699,745
PChome Online, Inc.	284,000	1,155,595
President Chain Store Corp.	246,000	2,344,958
St. Shine Optical Co. Ltd.	39,000	410,747
Taiwan Semiconductor Manufacturing Co. Ltd.	140,143	2,051,023
Voltronic Power Technology Corp.	36,750	1,111,221
		7,773,289
Total Common Stocks & Other Equity Interests (Cost $60,326,886)		82,559,566
Money Market Funds–1.66%
Invesco Government & Agency Portfolio, Institutional Class, 0.07%(d)(e)	530,083	530,083
Invesco Liquid Assets Portfolio, Institutional Class, 0.22%(d)(e)	263,774	263,932
Invesco Treasury Portfolio, Institutional Class, 0.07%(d)(e)	605,809	605,809
Total Money Market Funds (Cost $1,399,823)		1,399,824
TOTAL INVESTMENTS IN SECURITIES—99.53% (Cost $61,726,709)		83,959,390
OTHER ASSETS LESS LIABILITIES–0.47%		393,093
NET ASSETS–100.00%		$84,352,483

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 1.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2020 was $1,518,705, which represented 1.80% of the Fund’s Net Assets.
(d)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended July 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value July 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$71,168	$8,691,197	$(8,232,282)	$-	$-	$530,083	$4,735
Invesco Liquid Assets Portfolio, Institutional Class	50,870	6,667,180	(6,452,881)	(4)	(1,233)	263,932	4,307
Invesco Treasury Portfolio, Institutional Class	81,335	9,932,796	(9,408,322)	-	-	605,809	5,064
Total	$203,373	$25,291,173	$(24,093,485)	$(4)	$(1,233)	$1,399,824	$14,106

See accompanying notes which are an integral part of this schedule.
Invesco Pacific Growth Fund

(e)	The rate shown is the 7-day SEC standardized yield as of July 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Pacific Growth Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
China	$21,380,504	$38,340,928	$0	$59,721,432
Hong Kong	—	2,803,395	—	2,803,395
India	—	5,498,888	—	5,498,888
South Korea	—	6,762,562	—	6,762,562
Taiwan	—	7,773,289	—	7,773,289
Money Market Funds	1,399,824	—	—	1,399,824
Total Investments	$22,780,328	$61,179,062	$0	$83,959,390
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
Invesco Pacific Growth Fund